Exhibit 4.3






THE SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO COX COMMUNICATIONS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-1                                                             $275,000,000
CUSIP No. 224044 AW7
                            Cox Communications, Inc.

        Premium PHONES - 3% Exchangeable Subordinated Debentures due 2030

         Cox Communications, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the amount provided in Section 204 of the Second Supplemental Indenture referred to herein (such amount being referred to herein as the Maturity Repayment Amount) on March 14, 2030, and to pay interest on the Original Principal Amount of this Debenture from March 14, 2000, or from the most recent date to which interest has been paid or provided for, semiannually on March 14 and September 14 in each year (each, an "Interest Payment Date"), commencing September 14, 2000, at the rate of 3% per annum, until the Maturity Repayment Amount is paid or made available for payment. Interest on this Debenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and paid or provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not paid or provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to

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the Holders of  Debentures  not less than 10 days prior to such Special  Record
Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

         Payment of the Maturity Repayment Amount and the interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that payment to DTC or any successor Depository may be made by wire transfer to the account designated by DTC or such successor Depository in writing.

         This Debenture is one of a duly authorized issue of securities of the Company (herein called the "Debentures") issued and to be issued in one or more series under an Indenture dated as of June 27, 1995 (the "Original Indenture," and together with the Second Supplemental Indenture referred to below and all other indentures supplemental thereto, the "Indenture") between the Company and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture) to the aggregate Original Principal Amount specified in the Second Supplemental Indenture between the Company and the Trustee, dated as of March 14, 2000, establishing the terms of the Debentures pursuant to the Indenture (the "Second Supplemental Indenture").

         The Debentures are, to the extent provided herein, in the Indenture and in the Second Supplemental Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Second Supplemental Indenture), and each Holder of this Debenture by accepting the same, agrees to and shall be bound by the provisions hereof, of the Second Supplemental Indenture and of Article XII of the Original Indenture.

         The Debentures are redeemable at the option of the Company, in whole or in part at any time or from time to time on or after March 17, 2004, on the terms set forth in Section 208(a) of the Second Supplemental Indenture.

         The Debentures are exchangeable at the option of the Holders thereof, on the terms set forth in Section 209 of the Second Supplemental Indenture.

         If an Event of Default (as defined in the Indenture, including the amendments thereto in the Second Supplemental Indenture) with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Original Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Original Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debentures issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such Debentures.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Maturity Repayment Amount and interest on this Debenture, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

         The Original Indenture contains provisions for defeasance of (i) the entire indebtedness of the Debentures and (ii) certain covenants and Events of Default with respect to the Debentures, in each case upon compliance with certain conditions set forth therein, which provisions shall not apply to the Debentures. In addition, provisions for certain covenants specified in Sections
4.08 and 4.09 of the Original Indenture shall not be applicable to the Debentures.

         As provided in the Indenture and subject to certain limitations set forth therein and in this Debenture, the transfer of this Debenture may be registered on the Security Register upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the Maturity Repayment Amount and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debentures of this series and of like tenor, of authorized denominations and for the same aggregate Original Principal Amount, will be issued to the designated transferee or transferees.

         The Debentures are issuable only in registered form without coupons in the denominations specified in the Second Supplemental Indenture establishing the terms of the Debentures, all as more fully provided in the Indenture. As provided in the Indenture, and subject to certain limitations set forth in the Indenture and in this Debenture, the Debentures are exchangeable for a like aggregate Original Principal Amount of Debentures of this series in different authorized denominations, as requested by the Holders surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

         Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Debenture which are defined in the Original Indenture or the Second Supplemental Indenture shall have the meanings assigned to them in the Original Indenture or the Second Supplemental Indenture, as applicable.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Debenture shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

                             CERTIFICATE OF TRANSFER

         To transfer or assign this Debenture, fill in the form below:

I or we transfer and assign this Debenture to


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                       (Insert assignee's tax I.D. number)


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              (Print or Type assignee's name, address and zip code)

and irrevocably appoint ________________ agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:                                        Your signature:
     ------------------------                               --------------------

                                   SCHEDULE A

                              SCHEDULE OF EXCHANGES

The following exchanges of Debentures represented by this Debenture have been made:

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Original Principal                               Change in Original
Amount of this                                   Principal Amount of
Debenture as of March     Date exchange          this Debenture due to
14, 2000                  Made                   Exchange
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Original Principal
Amount of this
Debenture following
such exchange          Notation made by
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

                               NOTICE OF EXCHANGE
                                                                         ANNEX A

The Bank of New York
101 Barclay Street
New York, NY 10286


                  Re: Premium PHONES - 3% Exchangeable Subordinated Debentures due 2030 (the "Debentures")
                           -----------------------------------------------------

Gentlemen:


         The undersigned Holder of Debentures hereby gives notice of its intention to exchange $______________ aggregate Original Principal Amount of Debentures. This notice, once delivered to the Exchange Agent, is irrevocable.

         If Reference Shares or any other securities are to be delivered as part of this exchange, they should be delivered to:




         If cash is to be paid as part of this exchange, it should be sent to:



         Any communication to the Holder in connection with this exchange should be directed to:


                                      [Holder's address]





                                           Very truly yours,

                                           [Name of Holder]


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


Date of Notice of Exchange:

                                      B-1